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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                ---------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 1997


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                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-26880               77-0182779
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)                               Identification No.)



                  894 ROSS DRIVE
               SUNNYVALE, CALIFORNIA                       94089
     (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (408) 541-1500
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        The undersigned hereby amends the following items of its Current Report dated June 13, 1997 on Form 8-K as set forth in the pages attached hereto:


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERITY, INC.

Date: August 13, 1997                   By: /s/ Timothy J. Moore
                                            -----------------------------------
                                            Timothy J. Moore,
                                            Vice President, General Counsel and
                                            Secretary


(a) Audited financial statements of the Keyview operations of FTP Software, Inc. for the years ended December 31, 1995 and 1996, are attached hereto and filed herewith as Exhibit 7.1.

(b) Unaudited pro forma consolidated condensed financial statements required pursuant to Article 11 of Regulation S-X, is attached hereto and filed herewith as Exhibit 7.2.

(c)        The following exhibits are attached hereto and filed herewith:

                        7.1 Audited financial statements of the Keyview operations of FTP Software, Inc. for the years ended December 31, 1995 and 1996.

                        7.2 Unaudited pro forma consolidated condensed financial statements.
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                                EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

   7.1 Audited financial statements of the Keyview operations of FTP Software, Inc. for the years ended December 31, 1995 and 1996.

   7.2         Unaudited pro forma consolidated condensed financial statements.